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                                                                    EXHIBIT 10.5

                              INDEMNITY AGREEMENT


                 This Indemnity Agreement (this "Agreement") is made and entered into as of this ____ day of __________, 1997 by and between Advanced Communication Systems, Inc., a Delaware corporation (the "Company"), and _________________ ("Indemnitee").

                 WHEREAS, Indemnitee is currently serving as a director and/or officer of the Company and/or, at the Company's request, as a director and/or officer of another corporation, partnership, joint venture, trust or Other Enterprise, and the Company wishes Indemnitee to continue in such capacity;

                 WHEREAS, the Amended and Restated Certificate of Incorporation and Bylaws of the Company (the "Certificate of Incorporation") provide that the Company shall indemnify, in the manner and to the fullest extent permitted by the Delaware General Corporation Law (the "DGCL"), certain persons, including directors and officers of the Company, against specified expenses and losses arising out of certain threatened, pending or completed actions, suits or proceedings;

                 WHEREAS, Indemnitee has indicated that he or she may not be willing to continue to serve as a director and/or officer of the Company and/or, at the Company's request, as a director and/or officer of another corporation, partnership, joint venture, trust or Other Enterprise in the absence of indemnification in addition to that provided in the Certificate of Incorporation and Bylaws of the Company;

                 WHEREAS, Section 145(f) of the DGCL expressly recognizes that the indemnification provisions of the DGCL are not exclusive of any other rights to which a person seeking indemnification may be entitled under the Certificate of Incorporation or Bylaws of the Company, an agreement providing for indemnification, a resolution of stockholders or directors or otherwise;

                 WHEREAS, the Company, in order to induce Indemnitee to continue to serve in such capacity, has agreed to provide Indemnitee with the benefits contemplated by this Agreement, and, as a result of the provision of such benefits, Indemnitee has agreed to continue to serve in such capacity;

                 WHEREAS, the Bylaws of the Company expressly recognize that the indemnification provisions therein shall not be deemed exclusive of, and shall not affect, any other rights to which a person seeking indemnification may be entitled under any agreement; and

                 WHEREAS, this Agreement is being entered into pursuant to the Certificate of Incorporation and Bylaws of the Company as permitted by the DGCL, and as authorized by the stockholders of the Company.

                 NOW, THEREFORE, in consideration of the promises, conditions and representations set forth herein, including Indemnitee's continued service as a director and/or officer of the Company and/or, at the Company's request, as a director and/or officer of another corporation, partnership, joint venture, trust or Other Enterprise, the Company and Indemnitee hereby agree as follows:
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Section 1.  Definitions.

                 The following terms, as used herein, shall have the following meanings:

                 (a) "Covered Claim" shall mean any claim against Indemnitee based upon or arising out of any past, present or future act, omission, neglect or breach of duty, including any actual or alleged error, misstatement or misleading statement, which Indemnitee may commit, omit or suffer while serving in his or her capacity as a director and/or officer of the Company and/or, while serving at the request of the Company, as a director and/or officer of another corporation, partnership, joint venture, trust or Other Enterprise, provided that such claim:

                          (i) is not based upon and does not arise out of Indemnitee gaining in fact any personal profit or advantage to which Indemnitee is not legally entitled;

                          (ii) is not for an accounting of profits made from the purchase or sale by Indemnitee of securities of the Company within the meaning of Section 16(b) of the Securities Exchange Act of 1934, as amended, or similar provisions of any state law; and

                          (iii) is not based upon and does not arise out of Indemnitee's knowingly fraudulent, deliberately dishonest or willful misconduct.

                 (b) "Determination" shall mean a determination, based upon the facts known at the time, made by:

                          (i) the Board of Directors of the Company, by the vote of a majority of the directors who are not parties to the action, suit or proceeding in question, even though less than a quorum;

                          (ii) if there are no such directors, or, if directed by a majority of such disinterested directors, by independent legal counsel in a written opinion (the independent legal counsel may be outside counsel currently or previously employed by the Company, provided that such counsel (x) has not provided legal services to the Indemnitee, (y) does not regularly advise the directors or senior management of the Company with respect to their actions, duties and responsibilities, and (z) and has not provided legal services to the Company or the Indemnitee with respect to the transaction or matter out of which the action, suit or proceeding arose);

                          (iii)  the stockholders of the Company; or

                          (iv) a court of competent jurisdiction in a final, nonappealable adjudication.

                 (c) "Payment" shall mean any and all amounts which Indemnitee is or becomes legally obligated to pay in connection with a Covered Claim, including, without limitation, damages, judgments, amounts paid in settlement, reasonable costs of investigation, reasonable fees and expenses of attorneys, costs of investigative, judicial or administrative proceedings or appeals and costs of attachment or similar bonds.





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                 (d)      "Other Enterprises" shall include employee benefit
plans, and civic, non-profit, or charitable organizations, whether or not incorporated.

                 (e) "serving at the request of the Company" shall mean any service at the request or with the express or implied authorization of the Company, as a director and/or officer of the Company, which imposes duties on, or involves services by, Indemnitee with respect to a corporation or Other Enterprise, its participants or beneficiaries; and if Indemnitee acted in good faith and in a manner he or she reasonably believed to be in the interest of the participants and beneficiaries of such Other Enterprises, he or she shall be deemed to have acted in a manner "not opposed to the best interests of the Company" as referred to in this Agreement.

Section 2.  Indemnification.

                 (a) The Company shall indemnify and hold harmless Indemnitee against and from any and all Payments to the extent that:

                          (i) the Company shall not have indemnified and held harmless Indemnitee against and from such Payments otherwise than pursuant to this Agreement;

                          (ii) Indemnitee shall not already have received Payment on account of such Payments pursuant to one or more valid and collectible insurance policies; and

                          (iii) such indemnification by the Company is not unlawful.

                 (b) The Company shall have no obligation to indemnify Indemnitee under this Agreement for any amounts paid in a settlement of any action, suit or proceeding effected without the Company's prior written consent. The Company shall not settle any claim in any manner that would impose any obligation on Indemnitee without Indemnitee's prior written consent. Indemnitee shall not unreasonably withhold his or her consent to any proposed settlement.

Section 3.       Indemnification Procedure; Advancements of Costs and Expenses.

                 (a) Promptly after receipt by Indemnitee of notice of the commencement or threat of commencement of any action, suit or proceeding, Indemnitee shall, if indemnification with respect thereto may be sought from the Company under this Agreement, notify the Company thereof.

                 (b) If, at the time of receipt of such notice, the Company has directors' and officers' liability insurance in effect, the Company shall give prompt notice of the commencement of such action, suit or proceeding to the insurers in accordance with the procedures set forth in the respective policies in favor of Indemnitee. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of Indemnitee, all Payments payable as a result of such action, suit or proceeding in accordance with the terms of such policies.

                 (c) All costs and expenses, including reasonable fees and expenses of attorneys, incurred by Indemnitee in defending or investigating such action, suit or proceeding shall be paid by the Company in advance of the final disposition of such action,





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suit or proceeding; provided, however, that no such costs or expenses shall be paid by the Company if, with respect to such action, suit or proceeding, a Determination is made that:

                          (i) Indemnitee did not act in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Company;

                          (ii)  in the case of any criminal action or
         proceeding, Indemnitee had reasonable cause to believe his or her conduct was unlawful; or

                          (iii) Indemnitee intentionally breached his or her duty to the Company or its stockholders.

Indemnitee hereby undertakes to and agrees that he or she will repay the Company for any costs or expenses advanced by or on behalf of the Company pursuant to this Section 3(c) if it shall ultimately be determined by a court of competent jurisdiction in a final, nonappealable adjudication that Indemnitee is not entitled to indemnification under this Agreement. The costs or expenses advanced shall be repaid within sixty (60) days of such adjudication.

                 (d) If the Company shall advance the costs and expenses of any such action, suit or proceeding pursuant to Section 3(c) of this Agreement, it shall be entitled to assume the defense of such action, suit or proceeding, if appropriate, with counsel reasonably satisfactory to Indemnitee, upon delivery to Indemnitee of written notice of its election so to do. After delivery of such notice, the Company shall not be liable to Indemnitee under this Agreement for any costs or expenses subsequently incurred by Indemnitee in connection with such defense other than reasonable costs and expenses of investigation; provided, however, that:

                          (i) Indemnitee shall have the right to employ separate counsel in any such action, suit or proceeding provided that the fees and expenses of such counsel incurred after delivery of notice by the Company of its assumption of such defense shall be at Indemnitee's own expense; and

                          (ii) the fees and expenses of counsel employed by Indemnitee shall be at the expense of the Company if (x) the employment of counsel by Indemnitee has previously been authorized by the Company, (y) Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and Indemnitee in the conduct of any such defense (provided that the Company shall not be required to pay for more than one counsel to represent two or more Indemnitees where such Indemnities have reasonably concluded that there is no conflict of interest among them in the conduct of such defense), or (z) the Company shall not, in fact, have employed counsel to assume the defense of such action, suit or proceeding.

                 (e) All Payments on account of the Company's advancement obligations under Section 3(c) of this Agreement shall be made within twenty
(20) days of Indemnitee's written request therefor. All other Payments on account of the Company's obligations under this Agreement shall be made within sixty (60) days of Indemnitee's written request therefor, unless a Determination is made that the claims giving rise to Indemnitee's request are not payable under this Agreement. Each request for Payment hereunder shall be accompanied by evidence reasonably satisfactory to the Company of the Indemnitee's incurrence of the costs and expenses for which such Payment is sought.





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Section 4.  Enforcement of Indemnification; Burden of Proof.

                 If a claim for indemnification or advancement of costs and expenses under this Agreement is not paid in full by or on behalf of the Company within the time period specified in Section 3(e) of this Agreement, Indemnitee may at any time thereafter bring suit against the Company to recover the unpaid amount of such claim. In any such action, if a prior Determination has been made that such claim is not payable under this Agreement, the burden of proving that indemnification is required under this Agreement shall be on Indemnitee. If no such prior Determination shall have been made, the Company shall have the burden of proving that indemnification is not required under this Agreement.

Section 5.  Rights Not Exclusive.

                 The rights to indemnification and advancement of costs and expenses provided hereunder shall not be deemed exclusive of any other rights to which Indemnitee may be entitled under any charter document, bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

Section 6.  Subrogation.

                 In the event of Payment under this Agreement by or on behalf of the Company, the Company shall be subrogated to the extent of such Payment to all of the rights of recovery of Indemnitee, who shall execute all papers that may be required and shall do all things that may be necessary to secure such rights, including, without limitation, the execution of such documents as may be necessary to enable the Company effectively to bring suit to enforce such rights.

Section 7.  Choice of Law.

                 This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without regard to its choice of law or conflict of law rules.

Section 8.  Jurisdiction.

                 The Company and Indemnitee hereby irrevocably consent to the jurisdiction of the Court of Chancery of the State of Delaware for all purposes in connection with any action, suit or proceeding which arises out of or relates to this Agreement, and agree that any action instituted under this Agreement shall be brought only in the Court of Chancery of the State of Delaware.

Section 9.  Attorney's Fees.

                 If any action, suit or proceeding is commenced in connection with or related to this Agreement, the prevailing party shall be entitled to have its costs and expenses, including, without limitation, reasonable fees and expenses of attorneys and reasonable expenses of investigation, paid by the losing party.





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Section 10.  Severability.

                 If any provision of this Agreement or the application of any provision hereof to any person or circumstances is held invalid, the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected.

Section 11.  Successors and Assigns.

                 This Agreement shall be binding upon all successors and assigns of the Company, including any transferee of all or substantially all of its assets and any successor by merger or otherwise by operation of law, and shall be binding upon and inure to the benefit of the heirs, executors and administrators of Indemnitee.

Section 12.  Descriptive Headings.

                 The descriptive headings in this Agreement are included for the convenience of the parties only and shall not affect the construction of this Agreement.

Section 13.  Counterparts.

                 This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one document.

Section 14.  Entire Agreement.

                 Subject to Section 2(b), this Agreement constitutes the entire agreement of the parties relating to the subject matter hereof and shall supersede all other agreements and understandings, if any, between the parties with respect to the matters contemplated herein.

Section 15.  Amendment.

                 No amendment, modification, termination or cancellation of this Agreement shall be effective unless made in writing and signed by each of the parties hereto.

                 IN WITNESS WHEREOF, the Company and Indemnitee have executed this Agreement as of the day and year first above written.


THE COMPANY:                               Advanced Communication Systems, Inc.


                                           By:
                                                  -----------------------------
                                           Name:
                                           Title:


INDEMNITEE:                                       -----------------------------

WA970900.134/6+





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